EXHIBIT 32.1


           CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



Pursuant to Section 905 of the Sarbanes-Oxley Act of 2002 (subsections (a) and
(b) of Section 1350, Chapter 63 of Title 18, United States Code), I, Georges Benarroch, President, Chief Executive Officer and Acting Chief Financial Officer of Kyto Biopharma, Inc., a Florida corporation (the "Company"), do hereby certify, to the best of my knowledge, that:

     (1) the Company's Annual Report on Form 10-KSB for the period ended March 31, 2007, as filed with the Securities Exchange Commission on the date hereof (the "Report") fully complies, in all material respects, with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and


     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the periods presented therein.

Date:  June 27, 2007
                                       By:   /s/ Georges Benarroch
                                             ----------------------------------
                                             Georges Benarroch
                                             President, Chief Executive Officer
                                             and Acting Chief Financial Officer